THE ADAMS EXPRESS COMPANY

Board of Directors

Enrique R. Arzac [2,4]	Roger W. Gale [1,3,5]
Phyllis O. Bonanno [1,4,5]	Thomas H. Lenagh [2,3]
Kenneth J. Dale [3,4]	Kathleen T. McGahran [1,4,5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [2,3]	Craig R. Smith [2,4]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman and Chief Executive Officer
Joseph M. Truta	President
David D. Weaver	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Maureen A. Jones	Vice President, Chief Financial Officer and Treasurer
David R. Schiminger	Vice President—Research
D. Cotton Swindell	Vice President—Research
Brian S. Hook	Assistant Treasurer
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (9/30/08)	$10.78
Net Asset Value (9/30/08)	$12.80
Discount:	15.8%

New York Stock Exchange ticker symbol: ADX

NASDAQ Mutual Fund Quotation Symbol: XADEX

Newspaper stock listings are generally under the abbreviation: AdaEx

Distributions in 2008

From Investment Income	$0.13
From Net Realized Gains	0.02

Total	$0.15

2008 Dividend Payment Dates

March 1, 2008

June 1, 2008

September 1, 2008

December 27, 2008*

*Anticipated

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of The Adams Express Company (the Company) for the nine months ended September 30, 2008. Also provided are a schedule of investments and other financial information.

Net assets of the Company at September 30, 2008 were $12.80 per share on 85,506,641 shares outstanding, compared with $15.72 per share at December 31, 2007 on 87,668,847 shares outstanding. On March 1, 2008, a distribution of $0.05 per share was paid, consisting of $0.02 from 2007 investment income, $0.01 from 2007 short-term capital gain, $0.01 from 2007 long-term capital gain, and $0.01 from 2008 investment income, all taxable in 2008. A 2008 investment income dividend of $0.05 per share was paid on June 1, 2008 and September 1, 2008.

Net investment income for the nine months ended September 30, 2008 amounted to $16,755,931, compared with $22,066,131 for the same nine month period in 2007. These earnings are equal to $0.20 and $0.26 per share in each period.

Net capital gain realized on investments for the nine months ended September 30, 2008 amounted to $29,313,281, or $0.34 per share.

For the nine months ended September 30, 2008, the total return on the net asset value (with dividends and capital gains reinvested) of the Company’s shares was (17.6)%. The total return on the market value of the Company’s shares for the period was (22.7)%. These compare to a (19.3)% total return for the Standard & Poor’s 500 Composite Stock Index and a (19.7)% total return for the Lipper Large Cap Core Mutual Fund Average over the same time period.

For the twelve months ended September 30, 2008, the Company’s total return on net asset value was (20.5)% and on market value was (22.4)%. Comparable figures for both the S&P 500 and the Lipper Large Cap Core Mutual Fund Average were (22.0)%.

The unprecedented financial turmoil of the past quarter has been reflected in the portfolio’s performance as well as the net capital gain realized thus far in 2008. Despite this, as mentioned previously, the Company’s total return on net asset value was better than the S&P 500 for both the nine month and twelve month periods.

While we reduced our weighting in financial stocks relative to the S&P 500 two years ago, we were not immune to the recent pressure brought to bear on the sector. As delineated in the table entitled Changes in Portfolio Securities on page 12 of this report, we sold our entire positions in American International Group, Morgan Stanley, and Wachovia during the quarter. Many of the companies in the portfolio, however, use short-term financing and are impacted to some degree by the credit crunch.

The ultimate effectiveness of the steps being taken worldwide to resolve the difficult credit issues remains to be seen. Regardless of the timing of the resolution, the current economic weakness is expected to remain through a good part of 2009, with modest recovery beginning late in the year. The portfolio is invested with this and slow economic growth thereafter in mind.

The sizable cash position in the Fund is a defensive bulwark and will enable us to take advantage of attractive opportunities as they present themselves over the course of the next year. Our long term investment horizon enables us to retain those companies in the Fund that are expected to do well over the next five years, though they may encounter headwinds in the shorter term.

Current and potential stockholders can find information about the Company, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.adamsexpress.com. Also available on the website are a history of the Company, historical financial information, and other useful content. Further information regarding stockholder services is located on page 15 of this report.

Effective September 11, 2008, the Board of Directors elected Brian S. Hook to the position of Assistant Treasurer. Mr. Hook was formerly a vice president at T. Rowe Price Associates and a senior manager in its Investment Treasury Group.

By order of the Board of Directors,

Douglas G. Ober,

Chairman and

Chief Executive Officer

Joseph M. Truta,

President

October 3, 2008

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2008

(unaudited)

Assets
Investments* at value:
Common stocks (cost $835,850,856)	$925,421,646
Non-controlled affiliate, Petroleum & Resources Corporation (cost $34,735,404)	64,553,568
Short-term investments (cost $99,983,149)	99,983,149
Securities lending collateral (cost $83,987,981)	83,987,981	$1,173,946,344
Cash		349,710
Receivables:
Investment securities sold		1,346,442
Dividends and interest		1,107,810
Prepaid pension cost		3,255,086
Prepaid expenses and other assets		2,263,960
Total Assets		1,182,269,352
Liabilities
Open written option contracts at value (proceeds $229,473)		221,500
Obligations to return securities lending collateral		83,987,981
Accrued expenses		3,437,854
Total Liabilities		87,647,335
Net Assets		1,094,622,017
Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 85,506,641 shares (includes 107,926 restricted shares, 7,500 restricted stock units, and 7,042 deferred stock units) (Note 6)		$85,507
Additional capital surplus		939,295,245
Accumulated other comprehensive income (Note 5)		(1,332,736)
Undistributed net investment income		8,527,333
Undistributed net realized gain on investments		28,649,741
Unrealized appreciation on investments		119,396,927
Net Assets Applicable to Common Stock		$1,094,622,017
Net Asset Value Per Share of Common Stock		$12.80

* See Schedule of Investments on pages 9 and 10.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2008

(unaudited)

Investment Income
Income:
Dividends:
From unaffiliated issuers	$18,431,836
From non-controlled affiliate	743,503
Interest and other income	1,632,575
Total income	20,807,914
Expenses:
Investment research	1,605,369
Administration and operations	885,374
Directors’ fees	262,347
Transfer agent, registrar and custodian	242,435
Reports and stockholder communications	226,283
Travel, training, and other office expenses	219,824
Investment data services	137,371
Occupancy	120,001
Insurance	99,492
Auditing and accounting services	96,599
Legal services	30,578
Other	126,310
Total expenses	4,051,983
Net Investment Income	16,755,931
Change in Accumulated Other Comprehensive Income (Note 5)	647,427
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	27,955,658
Net realized gain distributed by regulated investment company (non-controlled affiliate)	109,339
Net realized gain on written option contracts	1,248,284
Change in unrealized appreciation on investments	(291,058,043)
Net Loss on Investments	(261,744,762)
Change in Net Assets Resulting from Operations	$(244,341,404)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Nine Months Ended September 30, 2008	Year Ended December 31, 2007
	(unaudited)
From Operations:
Net investment income	$16,755,931	$25,884,799
Net realized gain on investments	29,313,281	60,426,376
Change in unrealized appreciation on investments	(291,058,043)	(8,301,286)
Change in accumulated other comprehensive income (Note 5)	647,427	(156,058)
Change in net assets resulting from operations	(244,341,404)	77,853,831
Distributions to Stockholders from:
Net investment income	(11,262,308)	(27,409,018)
Net realized gain from investment transactions	(1,749,608)	(60,607,292)
Decrease in net assets from distributions	(13,011,916)	(88,016,310)
From Capital Share Transactions:
Value of shares issued in payment of distributions	3,137	33,223,573
Cost of shares purchased (Note 4)	(26,947,645)	(22,516,525)
Deferred compensation (Notes 4 and 6)	440,318	516,648
Change in net assets from capital share transactions	(26,504,190)	11,223,696
Total Change in Net Assets	(283,857,510)	1,061,217

Net Assets:
Beginning of period	1,378,479,527	1,377,418,310
End of period (including undistributed net investment income of $8,527,333 and $3,033,710, respectively)	$1,094,622,017	$1,378,479,527

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company is an internally-managed fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Company management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Company ultimately realizes upon sale of the securities.

Affiliated Companies — Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income — Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation — Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost which approximates fair value. Purchased and written options are valued at the last quoted asked price.

The Company adopted Financial Accounting Standard Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. There was no impact on the fair value of assets individually or in aggregate upon adoption. In accordance with FAS 157, fair value is defined as the price that the Company would receive upon selling an investment in an orderly transaction to an independent buyer. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements, summarized as follows:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Company’s own assumptions, developed based on the best information available in the circumstances.

The Company’s investments at September 30, 2008 are classified as follows:

	Investment in securities		Written options
Level 1	$989,975,214		$221,500
Level 2	183,971,130	*	—
Level 3	—		—
Total	$1,173,946,344		$221,500

*	Consists of short-term investments and securities lending collateral.

2. Federal Income Taxes

The Company’s policy is to distribute all of its taxable income to its stockholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at September 30, 2008 was $1,054,070,139 and net unrealized appreciation aggregated $119,876,205, of which the related gross unrealized appreciation and depreciation were $268,342,031 and $148,465,826, respectively.

Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Company’s capital accounts to reflect income and gains available for distribution under income tax regulations. Any income tax-related interest or penalties would be classified as income tax expense.

3. Investment Transactions

The Company’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 2008 were $160,939,479 and $192,018,312, respectively. Options may be written (sold) or purchased by the Company. When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from unexercised put/call options are treated as realized gains from investments, premiums received from exercised put options reduce the cost basis of the securities purchased, and premiums received from exercised call options are added to the proceeds from the sale of the underlying security in determining whether there is a realized gain or loss. The Company as writer of an option bears the risks of possible illiquidity of the option markets and the unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is limited to the premium originally paid for the option. A schedule of outstanding option contracts as of September 30, 2008 can be found on page 12.

Transactions in written covered call and collateralized put options during the nine months ended September 30, 2008 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2007	1,757	$197,788	1,726	$194,530
Options written	5,350	641,628	6,150	755,054
Options terminated in closing purchase transactions	(650)	(76,199)	—	—
Options expired	(4,664)	(545,228)	(5,400)	(658,897)
Options exercised	(743)	(92,390)	(1,476)	(186,813)
Options outstanding, September 30, 2008	1,050	$125,599	1,000	$103,874

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2007, the Company issued 2,381,872 shares of its Common Stock at a price of $13.945 per share (the average market price on December 10, 2007) to stockholders of record on

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 21, 2007 who elected to take stock in payment of the year-end distribution from 2007 capital gain and investment income. In addition, 597 shares were issued at a weighted average price of $14.00 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

During 2008, the Company has issued 421 shares of its Common Stock at a weighted average price of $12.92 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2008 and 2007 were as follows:

	Shares		Amount
	Nine months ended September 30, 2008	Year ended December 31, 2007	Nine months ended September 30, 2008	Year ended December 31, 2007
Shares issued in payment of distributions	421	2,382,469	$3,137	$33,223,573
Shares purchased (at a weighted average discount from net asset value of 13.6% and 13.2%, respectively)	(2,206,439)	(1,585,773)	(26,947,645)	(22,516,525)
Net activity under the Equity-Based Compensation Plans	43,812	33,928	440,318	516,648
Net change	(2,162,206)	830,624	$(26,504,190)	$11,223,696

5. Retirement Plans

The Company’s non-contributory qualified defined benefit pension plan (“qualified plan”) covers all employees with at least one year of service. In addition, the Company has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Company’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Company deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the nine months ended September 30, 2008, the Company did not contribute to the plans. The Company does not anticipate making any contribution to the overfunded qualified plan in 2008.

The following table aggregates the components of the plans’ net periodic pension cost:

	Nine months ended September 30, 2008	Year ended December 31, 2007
Service cost	$253,234	$487,315
Interest cost	336,841	568,495
Expected return on plan assets	(518,806)	(855,553)
Amortization of prior service cost	71,895	94,508
Amortization of net loss	89,174	162,625
Net periodic pension cost	$232,338	$457,390

The Company also sponsors a defined contribution plan that covers substantially all employees. For the nine months ended September 30, 2008, the Company expensed contributions of $127,044. The Company does not provide postretirement medical benefits.

6. Equity-Based Compensation

Although the Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Company during subsequent years. All options and related stock appreciation rights terminate ten years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of September 30, 2008, and changes during the nine month period then ended, is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2007	146,804	$11.63	3.47
Exercised	(10,386)	8.70	—
Cancelled	(14,022)	15.62	—
Outstanding at September 30, 2008	122,396	$11.41	3.05
Exercisable at September 30, 2008	74,096	$10.87	2.86

The options outstanding as of September 30, 2008 are set forth below:

Exercise Price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$7.00-$9.24	18,222	$7.67	4.25
$9.25-$11.49	67,048	10.13	3.42
$11.50-$13.74	—	—	—
$13.75-$16.00	37,126	15.54	1.80
Outstanding at September 30, 2008	122,396	$11.41	3.05

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost/(credit) recognized for the nine months ended September 30, 2008 was $(244,022).

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 3,413,131 shares of the Company’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achievement of certain performance targets. If performance targets are not achieved, all or a portion of the performance-based awards are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non- employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remains available for future grants under the 2005 Plan at September 30, 2008 is 3,253,387 shares.

A summary of the status of the Company’s awards granted under the 2005 Plan as of September 30, 2008, and changes during the nine month period then ended, is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2007	87,471	$13.29
Granted:
Restricted stock	35,878	13.10
Restricted stock units	7,500	12.49
Deferred stock units	1,735	12.66
Vested	(10,116)	13.46
Forfeited	—	—
Balance at September 30, 2008 (includes 103,354 performance-based awards and 19,114 nonperformance-based awards)	122,468	$13.09

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the period ended September 30, 2008 were $363,593. The total compensation costs for restricted stock units granted to non-employee directors for the period ended September 30, 2008 were $77,380. As of September 30, 2008, there were total unrecognized compensation costs of $608,724, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.67 years. The total fair value of shares vested during the nine month period ended September 30, 2008 was $127,597.

7. Officer and Director Compensation

The aggregate remuneration paid during the nine months ended September 30, 2008 to officers and directors amounted to $2,068,825, of which $216,781 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Company’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. Portfolio Securities Loaned

The Company makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Company on the next business day. Cash deposits are placed in an investment trust fund that may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. agency obligations. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At September 30, 2008, the Company had securities on loan of $86,018,707 and held cash collateral of $83,987,981; additional collateral was delivered the next business day in accordance with the procedure described above. The Company is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

9. New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Application of the standard is not expected to materially impact the Company’s financial statements and related disclosures.

FINANCIAL HIGHLIGHTS

	Nine Months Ended
	(unaudited)				Year Ended December 31
	September 30, 2008		September 30, 2007		2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$15.72		$15.86		$15.86	$14.71	$15.04	$14.36	$12.12

Net investment income	0.20		0.26		0.30*	0.23	0.22	0.23**	0.19

Net realized gains and increase (decrease) in unrealized appreciation	(3.02)		1.33		0.61	1.86	0.32	1.39	2.85

Change in accumulated other comprehensive income (note 5)	0.00		0.00		0.00	(0.02)	—	—	—

Total from investment operations	(2.82)		1.59		0.91	2.07	0.54	1.62	3.04

Less distributions

Dividends from net investment income	(0.13)		(0.14)		(0.32)	(0.23)	(0.22)	(0.24)	(0.17)

Distributions from net realized gains	(0.02)		(0.01)		(0.71)	(0.67)	(0.64)	(0.66)	(0.61)

Total distributions	(0.15)		(0.15)		(1.03)	(0.90)	(0.86)	(0.90)	(0.78)

Capital share repurchases	0.05		0.03		0.04	0.04	0.05	0.02	0.04

Reinvestment of distributions	0.00		0.00		(0.06)	(0.06)	(0.06)	(0.06)	(0.06)

Total capital share transactions	0.05		0.03		(0.02)	(0.02)	(0.01)	(0.04)	(0.02)

Net asset value, end of period	$12.80		$17.33		$15.72	$15.86	$14.71	$15.04	$14.36

Market price, end of period	$10.78		$14.95		$14.12	$13.87	$12.55	$13.12	$12.41

Total Investment Return

Based on market price	(22.7)%		8.9%		9.4%	17.9%	2.2%	13.2%	25.2%

Based on net asset value	(17.6)%		10.4%		6.5%	15.0%	4.5%	12.1%	26.3%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$1,094,622		$1,481,145		$1,378,480	$1,377,418	$1,266,729	$1,295,549	$1,218,862

Ratio of expenses to average net assets	0.43%	†	0.45%	†	0.44%	0.50%	0.45%	0.43%	0.47%

Ratio of net investment income to average net assets	1.79%	†	2.06%	†	1.82%	1.50%	1.44%	1.54%	1.45%

Portfolio turnover	18.47%	†	12.27%	†	10.46%	10.87%	12.96%	13.43%	12.74%

Number of shares outstanding at end of period (in 000’s)	85,507		85,491		87,669	86,838	86,100	86,135	84,886

*	In 2007, the Company received $5,100,000, or $0.06 per share, in a special cash dividend from Dean Foods Co., of which $2,295,000, or $0.03 per share, was considered a taxable dividend.
**	In 2004, the Company received $2,400,000, or $0.03 per share, in an extraordinary dividend from Microsoft Corp.
†	Ratios presented on an annualized basis.

SCHEDULE OF INVESTMENTS

September 30, 2008

(unaudited)

	Shares	Value (A)
Common Stocks — 90.4%

Consumer — 18.9%
Consumer Discretionary — 5.1%
Harley-Davidson, Inc. (B)	130,000	$4,849,000
Lowe’s Companies, Inc.	600,000	14,214,000
McDonald’s Corp.	75,000	4,627,500
Newell Rubbermaid Inc.	400,000	6,904,000
Ryland Group Inc. (B)(C)	343,500	9,109,620
Target Corp. (C)	320,000	15,696,000

		55,400,120

Consumer Staples — 13.8%
Avon Products, Inc. (C)	375,000	15,588,750
Bunge Ltd. (B)	130,000	8,213,400
Coca-Cola Co.	200,000	10,576,000
CVS/Caremark Corp.	275,000	9,256,500
Dean Foods Co. (B)	340,000	7,942,400
Del Monte Foods Co.	1,300,000	10,140,000
Hansen Natural Corp. (B)(C)(D)	375,000	11,343,750
PepsiCo, Inc.	360,000	25,657,200
Procter & Gamble Co.	315,000	21,952,350
Safeway Inc.	390,000	9,250,800
Unilever plc ADR	800,000	21,768,000

		151,689,150

Energy — 15.9%
Chevron Corp.	150,000	12,372,000
ConocoPhillips	295,000	21,608,750
CONSOL Energy Inc.	200,000	9,178,000
Exxon Mobil Corp.	215,000	16,696,900
Halliburton Co.	300,000	9,717,000
Petroleum & Resources Corporation (E)	2,186,774	64,553,568
Schlumberger Ltd.	380,000	29,674,200
Transocean Inc. (D)	90,000	9,885,600

		173,686,018

Financials — 11.1%
Banking — 9.7%
Bank of America Corp.	730,000	25,550,000
Bank of New York Mellon Corp.	403,775	13,154,990
PNC Financial Services Group, Inc. (The)	200,000	14,940,000
Prosperity Bancshares, Inc.	250,000	8,497,500
State Street Corp.	260,000	14,788,800
Visa Inc.	170,000	10,436,300
Wells Fargo & Co. (B)	225,000	8,444,250
Wilmington Trust Corp. (B)	363,000	10,465,290

		106,277,130

	Shares	Value (A)
Insurance — 1.4%
Prudential Financial, Inc. (B)	210,000	$15,120,000

Health Care — 12.9%
Abbott Laboratories	320,000	18,425,600
Bristol-Myers Squibb Co. (B)	345,000	7,193,250
Genentech, Inc. (D)	220,000	19,509,600
Johnson & Johnson	255,000	17,666,400
Medtronic, Inc.	310,000	15,531,000
Pfizer Inc.	1,120,000	20,652,800
Senomyx, Inc. (D)	984,400	4,459,332
Teva Pharmaceutical Industries Ltd. ADR	370,000	16,942,300
Wyeth Co.	325,000	12,005,500
Zimmer Holdings, Inc. (D)	140,000	9,038,400

		141,424,182

Industrials — 13.3%
Cintas Corp.	300,000	8,613,000
Curtiss-Wright Corp. (B)	360,000	16,362,000
Emerson Electric Co.	300,000	12,237,000
General Electric Co.	1,388,000	35,394,000
Harsco Corp.	125,000	4,648,750
Illinois Tool Works Inc.	250,000	11,112,500
Masco Corp. (B)	450,000	8,073,000
Oshkosh Corp.	305,000	4,013,800
3M Co.	160,000	10,929,600
Spirit AeroSystems Holdings, Inc. (D)	550,000	8,838,500
Tata Motors Ltd. ADR	1,000,000	7,660,000
United Technologies Corp.	300,000	18,018,000

		145,900,150

Information Technology — 11.5%
Communication Equipment — 0.7%
Corning Inc.	500,000	7,820,000

Computer Related — 8.7%
Automatic Data Processing Inc.	300,000	12,825,000
Cisco Systems, Inc. (D)	850,000	19,176,000
Dell Inc. (D)	585,000	9,640,800
Microsoft Corp.	1,180,000	31,494,200
Oracle Corp. (D)	1,100,000	22,341,000

		95,477,000

Electronics — 2.1%
Broadcom Corp. (D)	400,000	7,452,000
Intel Corp.	840,000	15,733,200

		23,185,200

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2008

(unaudited)

	Shares/ Prin. Amt	Value (A)
Materials — 2.8%
Air Products and Chemicals, Inc.	230,000	$15,752,700
du Pont (E.I.) de Nemours and Co. (C)	360,000	14,508,000

		30,260,700

Telecom Services — 1.0%
AT&T Corp.	400,000	11,168,000

Utilities — 3.0%
MDU Resources Group, Inc.	562,500	16,312,500
Northeast Utilities	350,000	8,977,500
Spectra Energy Corp. (B)	305,780	7,277,564

		32,567,564

Total Common Stocks (Cost $870,586,260)		989,975,214

Short-Term Investments — 9.1%
U.S. Government Obligations — 2.0%
U.S. Treasury Bills, 1.87%, due 11/13/08 (F)	$22,500,000	22,449,744

Time Deposit — 0.0%
Bank of America, 3.47%, due 10/1/08		305,631

Commercial Paper — 7.1%
American Express Credit Corp., 2.42 - 2.50%, due 10/9/08 - 10/20/08	$6,600,000	6,594,809

	Prin. Amt.	Value (A)

Chevron Funding Corp., 2.20 - 2.30%, due 10/16/08 - 10/21/08	$10,700,000	$10,687,772
Coca-Cola Corp., 2.10%, due 10/29/08	7,200,000	7,188,240
General Electric Capital Corp., 2.15% - 2.30%, due 10/1/08 - 10/7/08	15,000,000	14,997,962
Prudential Funding, LLC, 2.33 - 2.60%, due 10/9/08 - 10/28/08	14,400,000	14,381,636
Toyota Motor Credit Corp., 2.22 - 2.35%, due 10/7/08 - 10/28/08	15,000,000	14,986,490
United Parcel Service, Inc., 1.35%, due 10/30/08	8,400,000	8,390,865

		77,227,774

Total Short-Term Investments (Cost $99,983,149)		99,983,149

Total Securities Lending Collateral — 7.7% (Cost $83,987,981)
Brown Brothers Investment Trust, 2.32% (G)		83,987,981

Total Investments — 107.2% (Cost $1,054,557,390)		1,173,946,344
Cash, receivables, prepaid pension cost, prepaid expenses and other assets, less liabilities — (7.2)%		(79,324,327)

Net Assets — 100%		$1,094,622,017

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ.
(B)	A portion of shares held are on loan. See note 8 to financial statements.
(C)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $3,961,650.
(D)	Presently non-dividend paying.
(E)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate value to deliver upon exercise of $3,400,000.
(G)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

PORTFOLIO SUMMARY

September 30, 2008

(unaudited)

Ten Largest Portfolio Holdings

	Market Value	% of Net Assets
Petroleum & Resources Corporation*	$64,553,568	5.9%
General Electric Co.	35,394,000	3.2
Microsoft Corp.	31,494,200	2.9
Schlumberger Ltd.	29,674,200	2.7
PepsiCo, Inc.	25,657,200	2.4
Bank of America Corp.	25,550,000	2.3
Oracle Corp.	22,341,000	2.1
Procter & Gamble Co.	21,952,350	2.0
Unilever plc ADR	21,768,000	2.0
ConocoPhillips	21,608,750	1.9

Total	$299,993,268	27.4%

*Non-controlled affiliate

Sector Weightings

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

September 30, 2008

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Value

COVERED CALLS
250	Avon Products, Inc.	$ 45	Nov	08	$32,500
200	du Pont (E.I.) de Nemours and Co.	55	Oct	08	2,000
200	Hansen Natural Corp.	50	Dec	08	21,000
200	Ryland Group Inc.	50	Oct	08	1,000
200	Target Corp.	65	Jan	09	16,000

1,050					72,500

COLLATERALIZED PUTS
200	Coca-Cola Co.	50	Oct	08	11,000
200	Coca-Cola Co.	45	Nov	08	7,000
200	Hansen Natural Corp.	15	Dec	08	42,000
150	McDonald’s Corp.	55	Dec	08	24,000
250	Oshkosh Corp.	15	Oct	08	65,000

1,000					149,000

					$221,500

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended September 30, 2008

(unaudited)

	Shares
	Additions	Reductions	Held September 30, 2008
Bunge Ltd.	30,000		130,000
CONSOL Energy Inc.	200,000		200,000
CVS/Caremark Corp.	25,000		275,000
Harsco Corp.	125,000		125,000
Intel Corp.	200,000		840,000
McDonald’s Corp.	75,000		75,000
Prudential Financial, Inc.	20,000		210,000
Target Corp.	30,000		320,000
Transocean Inc.	70,000		90,000
Visa Inc.	150,000		170,000
American International Group, Inc.		500,000	—
Avon Products, Inc.		27,400	375,000
Comcast Corp.		525,000	—
Duke Energy Corp.		611,560	—
Lubrizol Corp.		220,000	—
Morgan Stanley		200,000	—
Procter & Gamble Co.		25,000	315,000
Rohm & Haas Co.		260,700	—
Wachovia Corp.		570,000	—
Wells Fargo & Co.		440,000	225,000
Windstream Corp.		310,178	—

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value Of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*	Distributions From Net Realized Gains Per Share*	Total Dividends and Distributions Per Share*	Annual Rate of Distribution**
1998	$1,688,080,336	77,814,977	$21.69	$17.75	$.30	$1.10	$1.40	8.17%
1999	2,170,801,875	80,842,241	26.85	22.38	.26	1.37	1.63	8.53
2000	1,951,562,978	82,292,262	23.72	21.00	.22	1.63	1.85	7.76
2001	1,368,366,316	85,233,262	16.05	14.22	.26	1.39	1.65	9.44
2002	1,024,810,092	84,536,250	12.12	10.57	.19	.57	.76	6.14
2003	1,218,862,456	84,886,412	14.36	12.41	.17	.61	.78	6.80
2004	1,295,548,900	86,135,292	15.04	13.12	.24	.66	.90	7.05
2005	1,266,728,652	86,099,607	14.71	12.55	.22	.64	.86	6.65
2006	1,377,418,310	86,838,223	15.86	13.87	.23	.67	.90	6.80
2007	1,378,479,527	87,668,847	15.72	14.12	.32	.71	1.03	7.15
Sept. 30, 2008	1,094,622,017	85,506,641	12.80	10.78	.13	.02	.15	—

*	Adjusted to reflect the 3-for-2 stock split effected in October 2000.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Company’s Common Stock.

Common Stock

Listed on the New York Stock Exchange

The Adams Express Company

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

Counsel: Chadbourne & Parke L.L.P.

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: Brown Brothers Harriman & Co.

OTHER INFORMATION

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Company also posts its Forms N-Q on its website at www.adamsexpress.com under the heading “Financial Reports — All Other SEC Filings.”

Proxy Voting Policies and Record

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information as to how the Company voted proxies relating to portfolio securities during the 12 month period ended June 30, 2008 are available (i) without charge, upon request, by calling the Company’s toll free number at (800) 638-2479; (ii) on the Company’s website by clicking on “Corporate Information” heading on the website; and (iii) on the Securities and Exchange Commission’s website at http//www.sec.gov.

Privacy Policy

In order to conduct its business, The Adams Express Company, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

STOCKHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share

Reinvestment of Dividends*
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share

Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share

Deposit of Certificates for safekeeping $7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Company

The Adams Express Company

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Stockholder Inquiries to:

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.